SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS DATED APRIL 30, 2020

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SEPARATE ACCOUNT A

Units of Interest Under Group and Individual

Fixed and Variable Deferred Annuity Contracts

Portfolio Director® Plus, Portfolio Director 2, and Portfolio Director

For Series 1.00 to 12.00

Effective June 27, 2020, Portfolio Director will offer two new dollar cost averaging fixed accounts and a corresponding dollar cost averaging program.

The following text is added to the Fixed Account Options paragraph set forth in the Fixed and Variable Account Options section of the prospectus.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. You may also invest a series of Subsequent Purchase Payments received over the first 30 days from the date of the initial Purchase Payment. Transfers and exchanges from any affiliated VALIC product are not permitted. Please see DOLLAR COST AVERAGING PROGRAM below for more information.

The minimum Purchase Payment amounts for the DCA Fixed Account Options are as follows:

DCA Fixed Account Minimum Purchase Payment 6-Month = $25,000

12-Month = $25,000

∙You may not make a transfer from a Variable Account Option or available Fixed Account Option into a DCA Fixed Account Option.

∙Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available Options according to your current allocation instructions on file.

Fixed Account Options	Investment Objective

DCA Fixed Account 6-month &      Each account is a short-term investment option providing a guaranteed

DCA Fixed Account 12-month   interest rate for money invested in the option but prior to being      systematically transferred to the designated Variable Account Options. It  is credited with interest rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest as shown in your Contract. Purchase Payments allocated to the DCA Fixed Account Option will receive a current rate of interest. Purchase Payments may be credited with a different rate of interest depending on the time period in which it is received by VALIC. This option may not be available in all states.

DCA Interest Rate Crediting

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

The following new section will be added to the Prospectus.

DOLLAR COST AVERAGING PROGRAM

Under the DCA Program, systematic transfers of the value will be processed from the applicable DCA Fixed Account ("source account") to any available variable investment Options ("target account"). For example, if you select the DCA Fixed Account 6-month Option, 1/6 of your Account value will be transferred the first month, 1/5 of the Account value the 2nd month, ¼ of the Account value the 3rd month, 1/3 of the Account value the 4th month, ½ the Account value the 5th month and the balance of the option the 6th month. At the end of the selected period, there should be no money left in the DCA Fixed Account option.

The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your risk tolerance for investing through periods of fluctuating price levels.

Example of DCA Program

Assume that you deposit the minimum of $25,000 into the DCA Fixed Account – 6 month Option. The DCA program will systematically transfer the deposits and interest from DCA account to your designated Variable Accounts. Assume a DCA Fixed Account earns a minimum interest credited rate of 1%, and these amounts are transferred to a single investment option over the six months, and that this investment option has the Unit Values shown below. For this example, the DCA Program purchases would have the following values:

Month	Unit Value	Units Purchased
1	$ 7.50	556
2	$ 5.00	835
3	$10.00	418
4	$ 7.50	557
5	$ 5.00	837
6	$ 7.50	558

You paid an average price of only $6.67 per Unit over six months, while the average market price actually was $7.08. With Dollar Cost Averaging, you automatically buy more Units when the market price is low and fewer Units when the market price is high. This example is for illustrative purposes only.

DCA Program Guidelines

∙Fixed Accounts are not available as target accounts for the DCA Program.

∙Transfers occur on a monthly periodic schedule.

∙Transfers resulting from your participation in the DCA Program are not counted towards the number of transfers allowed per contract year.

Termination of DCA Program

You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the applicable DCA Fixed Account, we transfer the remaining money according to your current allocation instructions on file. Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.

We reserve the right to terminate or modify the DCA program at any time and for any reason. Any such termination or modification, however, will not affect Contract Owners currently enrolled in a DCA option.

Dated: June 27, 2020

Please keep this Supplement with your Prospectus